UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 21, 2016

THE SWISS HELVETIA FUND, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware	005-53317	13 341 0232
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

875 Third Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 730-2932

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))
[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.
(a)  Previous independent registered public accounting firm
On December 21, 2016, PricewaterhouseCoopers LLP ("PwC") resigned as the independent registered public accounting firm of The Swiss Helvetia Fund, Inc. (the "Fund"), in light of the existence of certain lending relationships relevant to the Fund thought to bear on independence considerations associated with Rule 2-01(c)(1)(ii)(A) of Regulation S-X or the "Loan Rule."  PwC advised the Audit Committee that none of those lending relationships compromised or impaired its objectivity or impartiality in connection with its audits of the Fund's financial statements.
The audit reports of PwC on the Fund's financial statements as of and for the years ended December 31, 2014 and December 31, 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2014 and December 31, 2015 and through December 21, 2016, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports for such years, nor were there any "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
The Fund requested that PwC furnish the Fund with a letter addressed to the SEC stating whether or not it agreed with the above statements.  A copy of PwC's letter dated December 23, 2016 is filed as an exhibit to this Form 8-K.
(b)  Engagement of new independent registered public accounting firm
Effective December 23, 2016, Tait, Weller & Baker, LLP ("Tait Weller") was engaged to serve as the Fund's independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending December 31, 2016.  The Board of Directors of the Fund approved the engagement of Tait Weller upon the recommendation of its Audit Committee.
During the two most recent fiscal years and through December 23, 2016, neither the Fund nor any person on its behalf has consulted with Tait Weller with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event" as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.
Caution Concerning Forward-Looking Statements
Statements included in this Current Report on Form 8-K (including information incorporated by reference herein) and other statements that the Fund may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words.  Such forward-looking statements are subject to various risks, uncertainties and assumptions.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from the results expressed or implied in any forward-looking statements made by the Fund in these communications.  These and other risks, uncertainties and assumptions are detailed in documents filed by the Fund with the SEC.  Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements.  The Fund undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.  All forward-looking statements speak only as of the date of this Current Report on Form 8-K.
Item 9.01.  Exhibits.
(d)            Exhibit.
             16.1—Letter of PricewaterhouseCoopers LLP

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SWISS HELVETIA FUND, INC.

Date: December 23, 2016	By: /s/ Abby L. Ingber
Name: Abby L. Ingber
Title: Secretary

EXHIBIT INDEX

The following exhibits are filed herewith:
Exhibit	Exhibit Description

16.1	Letter of PricewaterhouseCoopers LLP